Exhibit 99.1

Occidental Petroleum Announces 1st Quarter 2018 Results

•                 Total company production of 609,000 BOE per day, exceeding guidance driven by Permian Resources and International

•                 Sustained basin-leading well results in Greater Sand Dunes with 16 wells reporting average 30-day production rates of 3,100 BOE per day

•                 Achieved record quarterly earnings in Chemical and another quarter of improved earnings in Midstream

•                 Continued progress toward Breakeven Plan with the addition of 18,000 BOE per day in Permian Resources

•                 Intend to resume share repurchase program in 2018

HOUSTON — May 8, 2018 — Occidental Petroleum Corporation (NYSE:OXY) today announced reported and core income for the first quarter of 2018 of $708 million, or $0.92 per diluted share. Reported income for the fourth quarter of 2017 was $497 million, or $0.65 per diluted share, and core income was $313 million, or $0.41 per diluted share.

“All three business segments achieved outstanding performance in the first quarter,” said President and Chief Executive Officer Vicki Hollub. “Occidental’s value-based development approach and use of innovative technologies are driving strong results across the company, making us more efficient and competitive. We are on track to complete our Breakeven Plan in the third quarter and are well positioned for continued strong performance and growth. Therefore, we now intend to resume our long-standing share buyback program.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 609,000 barrels of oil equivalent (BOE) for the first quarter of 2018, compared to 621,000 BOE in the fourth quarter of 2017. Permian Resources average daily production volumes improved from the prior quarter by 18,000 BOE or 11 percent to 177,000 BOE in the first quarter of 2018, due to better-than-expected well results, especially in the Greater Sand Dunes, where Occidental continues to produce sustained basin-leading well results with 16 wells reporting 30-day production rates averaging 3,100 BOE per day. Compared to the first quarter of 2017, Permian Resources production increased by 37 percent.

International average daily volumes were lower in the first quarter of 2018 by 29,000 BOE, compared to the fourth quarter of 2017, due to planned maintenance related to Al Hosn Gas and Dolphin operations, as well as the impact of higher prices on production sharing contracts.

Oil and gas pre-tax income for the first quarter of 2018 was $750 million, compared to $44 million for the prior quarter. The fourth quarter of 2017 reflected impairment charges net of gains on sales of $337 million. The $369 million improvement in first quarter income, excluding the impact of the impairment charges net of gains on sales, reflected significantly higher oil prices and lower depreciation, depletion and amortization rates, partially offset by lower volumes in the Middle East due to planned maintenance.

For the first quarter of 2018, average WTI and Brent marker prices were $62.87 per barrel and $67.18 per barrel, respectively. Average worldwide realized crude oil prices were $61.04 per barrel for the first quarter of 2018, an increase of 14 percent compared with the fourth quarter of 2017. Average worldwide realized natural gas liquids and domestic realized natural gas prices were $25.35 per barrel and $2.06 per MCF, respectively, in the first quarter of 2018, which were about flat to the fourth quarter of 2017.

Chemical

Chemical pre-tax income for the first quarter of 2018 was $298 million, compared to pre-tax income of $222 million in the fourth quarter of 2017. The fourth quarter included a gain on a sale of $5 million. The increase in earnings resulted primarily from higher realized prices across most product lines, lower ethylene costs and improved margins throughout the quarter. The first quarter also benefited from the December 2017 start-up of the Geismar, Louisiana, plant expansion to produce 4CPe, a new raw material used in making next-generation refrigerants.

Midstream and Marketing

Midstream pre-tax income for the first quarter of 2018 was $179 million, compared to $9 million for the fourth quarter of 2017. Income for first quarter of 2018 included a $43 million pre-tax gain on sale of interests in a gas plant, and the fourth quarter of 2017 income included non-cash charges of $120 million on idled facilities. Excluding these amounts, the increase in first quarter income reflected lower operating expenses for the gas plants and improved operational efficiencies at the Seminole San Andres CO2 plant acquired in 2017.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2017 (the 2017 Form 10-K).

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Richard A. Jackson
713-215-7235
richard_jackson@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 1 2018 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

	2017					2018
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income
Reported Income ($ millions)	$117	$507	$190	$497	$1,311	$708	$—	$—	$—	$708
Reported EPS - Diluted ($/share)	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92	$—	$—	$—	$0.92
Effective tax rate	40%	36%	31%	-653%	1%	32%	#DIV/0!	#DIV/0!	#DIV/0!	32%

Core Income ($ millions)	$117	$119	$137	$313	$686	$708	$—	$—	$—	$708
Core EPS - Diluted ($/share)	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92	$—	$—	$—	$0.92
Effective tax rate	40%	37%	29%	40%	37%	32%	#DIV/0!	#DIV/0!	#DIV/0!	32%

Average Shares Outstanding
Basic (millions)	764.4	764.9	765.5	765.5	765.1	765.6	—	—	—	765.6
Diluted (millions)	765.2	765.9	766.4	766.4	765.9	767.0	—	—	—	767.0

Production - Reported
Total US (MBOE/D)	303	296	297	319	304	336	—	—	—	336
US oil (MBBL/D)	192	195	199	214	200	228	—	—	—	228
Worldwide (MBOE/D)	584	601	600	621	602	609	—	—	—	609
Worldwide sales (MBOE/D)	583	603	600	624	603	610	—	—	—	610

Production - Ongoing Operations
Total US (MBOE/D)	278	289	297	319	296	336	—	—	—	336
US oil (MBBL/D)	190	195	199	214	200	228	—	—	—	228
Worldwide (MBOE/D)	559	594	600	621	594	609	—	—	—	609
Worldwide sales (MBOE/D)	558	596	600	624	595	610	—	—	—	610

Realizations
Worldwide oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04	$—	$—	$—	$61.04
Worldwide NGL ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35	$—	$—	$—	$25.35
Domestic gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06	$—	$—	$—	$2.06

Cash Flows ($ millions)
Operating before working capital	$1,048	$1,031	$1,084	$1,511	$4,674	$1,697	$—	$—	$—	$1,697
Working capital changes	(535)	81	9	(48)	(493)	(688)	—	—	—	(688)
Other, net	(8)	737	(7)	(42)	680	-	—	—	—	-
Operating - continuing operations	$505	$1,849	$1,086	$1,421	$4,861	$1,009	$—	$—	$—	$1,009
Capital expenditures	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)	$—	$—	$—	$(1,032)

	2017					2018
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income
Reported Income ($ millions)	$117	$624	$814	$1,311		$708
Reported EPS - Diluted ($/share)	$0.15	$0.81	$1.06	$1.70		$0.92
Effective tax rate	40%	37%	36%	1%		32%

Core Income ($ millions)	$117	$236	$373	$686		$708
Core EPS - Diluted ($/share)	$0.15	$0.31	$0.48	$0.89		$0.92
Effective tax rate	40%	38%	35%	37%		32%

Average Shares Outstanding
Basic (millions)	764.4	764.7	764.9	765.1		765.6
Diluted (millions)	765.2	765.5	765.7	765.9		767.0

Production - Reported
Total US (MBOE/D)	303	300	299	304		336
US oil (MBBL/D)	192	194	196	200		228
Worldwide (MBOE/D)	584	593	595	602		609
Worldwide sales (MBOE/D)	583	593	595	603		610

Production - Ongoing Operations
Total US (MBOE/D)	278	284	288	296		336
US oil (MBBL/D)	190	193	195	200		228
Worldwide (MBOE/D)	559	577	584	594		609
Worldwide sales (MBOE/D)	558	577	584	595		610

Realizations
Worldwide oil ($/BBL)	$49.04	$47.77	$47.23	$48.93		$61.04
Worldwide NGL ($/BBL)	$21.59	$20.18	$20.37	$21.63		$25.35
Domestic gas ($/MCF)	$2.68	$2.48	$2.38	$2.31		$2.06

Cash Flows ($ millions)
Operating before working capital	$1,048	$2,079	$3,163	$4,674		$1,697	$1,697	$1,697	$1,697
Working capital changes	(535)	(454)	(445)	(493)		(688)	(688)	(688)	(688)
Other, net	(8)	729	722	680		-	—	—	—
Operating - continuing operations	$505	$2,354	$3,440	$4,861		$1,009	$1,009	$1,009	$1,009
Capital expenditures	$(752)	$(1,531)	$(2,478)	$(3,638)		$(1,032)	$(1,032)	$(1,032)	$(1,032)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$210	$(190)	$(418)	$(589)	$255				$255
Foreign	418	422	413	514	1,767	502				502
Exploration	(7)	(5)	(3)	(52)	(67)	(7)				(7)
	220	627	220	44	1,111	750				750
Chemical	170	230	200	222	822	298				298
Midstream and Marketing	(47)	119	4	9	85	179				179
Segment Income	343	976	424	275	2,018	1,227				1,227
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)				(92)
Other	(70)	(103)	(64)	(129)	(366)	(88)				(88)
Pre-tax Income	195	792	275	66	1,328	1,047				1,047
Taxes
Federal and state	113	(79)	100	769	903	(95)				(95)
Foreign	(191)	(206)	(185)	(338)	(920)	(244)				(244)
Net Income	$117	$507	$190	$497	$1,311	$708				$708

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92				$0.92
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92				$0.92

Effective Tax Rate	40%	36%	31%	-653%	1%	32%				32%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$510	$81	$(341)	$250	$-				$-
Foreign	-	-	-	4	4	-				-
	-	510	81	(337)	254	-				-
Chemical	-	-	-	5	5	-				-
Midstream and Marketing	-	94	-	(120)	(26)	-				-
Segment Income (Loss)	-	604	81	(452)	233	-				-
Corporate
Other	-	-	-	-	-	-				-
Pre-tax Income (Loss)	-	604	81	(452)	233	-				-
Taxes
Federal and state	-	(216)	(28)	735	491	-				-
Foreign	-	-	-	(99)	(99)	-				-
Net Income	$-	$388	$53	$184	$625	$-				$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(191)	$(300)	$(271)	$(77)	$(839)	$255				$255
Foreign	418	422	413	510	1,763	502				502
Exploration	(7)	(5)	(3)	(52)	(67)	(7)				(7)
	220	117	139	381	857	750				750
Chemical	170	230	200	217	817	298				298
Midstream and Marketing	(47)	25	4	129	111	179				179
Segment Income	343	372	343	727	1,785	1,227				1,227
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)				(92)
Other	(70)	(103)	(64)	(129)	(366)	(88)				(88)
Pre-tax Income	195	188	194	518	1,095	1,047				1,047
Taxes
Federal and state	113	137	128	34	412	(95)				(95)
Foreign	(191)	(206)	(185)	(239)	(821)	(244)				(244)
Net Income	$117	$119	$137	$313	$686	$708				$708

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92				$0.92
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92				$0.92

Effective Tax Rate	40%	37%	29%	40%	37%	32%				32%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2017					2018
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$134	$(125)	$(268)	$(381)	$199				$199
Foreign	243	222	240	277	982	255				255
Exploration	(5)	(4)	(2)	(48)	(59)	(7)				(7)
	116	352	113	(39)	542	447				447
Chemical	109	148	129	143	529	230				230
Midstream and Marketing	(24)	94	21	28	119	146				146
Segment Income	201	594	263	132	1,190	823				823
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)				(92)
Other	(70)	(103)	(64)	(129)	(366)	(88)				(88)
Taxes	64	97	76	574	811	65				65
Net Income	$117	$507	$190	$497	$1,311	$708				$708

Reported earnings per share
Basic	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92				$0.92
Diluted	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92				$0.92

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$328	$53	$(220)	$161	$-				$-
Foreign	-	-	-	4	4	-				-
Exploration	-	-	-	-	-	-				-
	-	328	53	(216)	165	-				-
Chemical	-	-	-	3	3	-				-
Midstream and Marketing	-	60	-	(77)	(17)	-				-
Segment Income (Loss)	-	388	53	(290)	151	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	-	-	-	-	-	-				-
Taxes	-	-	-	474	474	-				-
Net Income	$-	$388	$53	$184	$625	$-				$-

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(122)	$(194)	$(178)	$(48)	$(542)	$199				$199
Foreign	243	222	240	273	978	255				255
Exploration	(5)	(4)	(2)	(48)	(59)	(7)				(7)
	116	24	60	177	377	447				447
Chemical	109	148	129	140	526	230				230
Midstream and Marketing	(24)	34	21	105	136	146				146
Segment Income	201	206	210	422	1,039	823				823
Corporate
Interest	(78)	(81)	(85)	(80)	(324)	(92)				(92)
Other	(70)	(103)	(64)	(129)	(366)	(88)				(88)
Taxes	64	97	76	100	337	65				65
Net Income	$117	$119	$137	$313	$686	$708				$708

Core earnings per share
Basic	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92				$0.92
Diluted	$0.15	$0.15	$0.18	$0.41	$0.89	$0.92				$0.92

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92				$0.92
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$-	$0.43	$0.07	$(0.29)	$0.21	$-				$-
Foreign	-	-	-	0.01	0.01	-				-
Exploration	-	-	-	-	-	-				-
Chemical	-	-	-	0.00	0.00	-				-
Midstream and Marketing	-	0.08	-	(0.10)	(0.02)	-				-
Corporate
Interest	-	-	-	-	-	-				-
Other	-	-	-	-	-	-				-
Taxes	-	-	-	0.62	0.62	-				-
Total After-Tax Non-Core Adjustments	$-	$0.51	$0.07	$0.24	$0.82	$-				$-

Core Diluted Earnings Per Share	$0.15	$0.15	$0.18	$0.41	$0.88	$0.92				$0.92

Average Diluted Shares Outstanding (millions)	765.2	765.9	766.4	766.4	765.9	767.0				767.0

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earnings (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2017					2018
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$510	$81	$56	$647	$-				$-
Asset impairments and related items	-	-	-	(397)	(397)	-				-
	-	510	81	(341)	250	-				-
Foreign
Asset sales gains	-	-	-	8	8	-				-
Asset impairments and related items	-	-	-	(4)	(4)	-				-
	-	-	-	4	4	-				-

Total Oil and Gas	-	510	81	(337)	254	-				-

Chemical
Asset sale gains	-	-	-	5	5	-				-
Total Chemical	-	-	-	5	5	-				-

Midstream and Marketing
Asset and equity investment gains	-	94	-	-	94	-				-
Asset impairments and related items	-	-	-	(120)	(120)	-				-
Total Midstream	-	94	-	(120)	(26)	-				-

Corporate
No non-core items	-	-	-	-	-	-				-
Total Corporate	-	-	-	-	-	-				-

Taxes (a)	-	(216)	(28)	636	392	-				-
Totals	-	388	53	184	625	-				-

			2017					2018
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains	$-	$328	$53	$35	$416	$-				$-
Asset impairments and related items	-	-	-	(255)	(255)	-				-
	-	328	53	(220)	161	-				-
Foreign
Asset sales gains	-	-	-	8	8	-				-
Asset impairments and related items	-	-	-	(4)	(4)	-				-
	-	-	-	4	4	-				-

Total Oil and Gas	-	328	53	(216)	165	-				-

Chemical
Asset sale gains	-	-	-	3	3	-				-
Total Chemical	-	-	-	3	3	-				-

Midstream and Marketing
Asset and equity sales gains	-	60	-	-	60	-				-
Asset impairments and related items	-	-	-	(77)	(77)	-				-
Total Midstream	-	60	-	(77)	(17)	-				-

Corporate
No non-core items	-	-	-	-	-	-				-
Total Corporate	-	-	-	-	-	-				-

Taxes (a)	-	-	-	474	474	-				-
Income From Continuing Operations	-	388	53	184	625	-				-
Totals	$-	$388	$53	$184	$625	$-				$-

(a) The fourth quarter of 2017 amount included benefits recognized due to the change in federal tax law and tax rate.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,894	$1,848	$1,865	$2,263	$7,870	$2,454				$2,454
Chemical	1,068	1,156	1,071	1,060	4,355	1,154				1,154
Midstream and Marketing	211	270	266	410	1,157	389				389
Eliminations	(216)	(214)	(203)	(241)	(874)	(234)				(234)
	2,957	3,060	2,999	3,492	12,508	3,763				3,763
Interest, dividends and other income	21	31	20	27	99	29				29
Gains on sale of assets and equity investments, net	-	512	86	69	667	33				33
	2,978	3,603	3,105	3,588	13,274	3,825				3,825

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,426	1,486	1,357	1,325	5,594	1,363				1,363
Selling, general and administrative and other operating expenses	272	352	352	448	1,424	307				307
Taxes other than on income	68	77	76	90	311	108				108
Depreciation, depletion and amortization	942	989	995	1,076	4,002	921				921
Asset impairments and related items	13	-	11	521	545	30				30
Exploration expense	11	8	8	55	82	15				15
Interest and debt expense, net	81	86	91	87	345	97				97
	2,813	2,998	2,890	3,602	12,303	2,841				2,841
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	165	605	215	(14)	971	984				984
Benefit from (provision for) domestic and foreign income taxes	(78)	(285)	(85)	431	(17)	(339)				(339)
Income from equity investments	30	187	60	80	357	63				63
NET INCOME	$117	$507	$190	$497	$1,311	$708				$708

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92				$0.92
Discontinued operations, net	-	-	-	-	-	-				-
BASIC EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.71	$0.92				$0.92

DILUTED EARNINGS PER COMMON SHARE	$0.15	$0.66	$0.25	$0.65	$1.70	$0.92				$0.92

DIVIDENDS PER COMMON SHARE	$0.76	$0.76	$0.77	$0.77	$3.06	$0.77				$0.77

AVERAGE COMMON SHARES OUTSTANDING
BASIC	764.4	764.9	765.5	765.5	765.1	765.6				765.6
DILUTED	765.2	765.9	766.4	766.4	765.9	767.0				767.0

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2017				2018
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,494	$2,218	$1,806	$1,672	$1,606
Trade receivables, net	4,316	3,913	3,749	4,145	5,184
Inventories	1,005	920	1,007	1,246	1,057
Assets held for sale	162	558	-	474	335
Other current assets	1,261	466	483	733	712
Total current assets	8,238	8,075	7,045	8,270	8,894
INVESTMENTS
Investments in unconsolidated entities	1,436	1,572	1,526	1,515	1,509
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	69,612	68,796	70,315	70,246	71,262
Accumulated depreciation, depletion and amortization	(37,607)	(37,330)	(38,250)	(39,072)	(39,918)
	32,005	31,466	32,065	31,174	31,344
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	786	869	807	1,067	1,061
TOTAL ASSETS	$42,465	$41,982	$41,443	$42,026	$42,808

CURRENT LIABILITIES
Current maturities of long-term debt	$500	$500	$500	$500	$-
Accounts payable	4,071	3,825	3,734	4,408	5,059
Accrued liabilities	2,155	2,050	2,128	2,492	2,011
Liabilities of assets held for sale	126	16	-	-	-
Total current liabilities	6,852	6,391	6,362	7,400	7,070
LONG-TERM DEBT, NET	9,322	9,324	9,326	9,328	10,309
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,031	1,059	978	581	659
Asset retirement obligations	1,139	1,131	1,134	1,241	1,248
Pension and post retirement obligations	976	989	1,002	1,005	1,008
Environmental remediation reserves	736	742	732	728	729
Other	1,330	1,309	1,240	1,171	1,063
	5,212	5,230	5,086	4,726	4,707
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	179	179	179	179	179
Treasury stock	(9,143)	(9,149)	(9,154)	(9,168)	(9,168)
Additional paid-in capital	7,783	7,824	7,850	7,884	7,916
Retained earnings	22,513	22,435	22,032	21,935	22,107
Accumulated other comprehensive loss	(253)	(252)	(238)	(258)	(312)
Total equity	21,079	21,037	20,669	20,572	20,722
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,465	$41,982	$41,443	$42,026	$42,808

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$117	$507	$190	$497	$1,311	$708				$708
Depreciation, depletion and amortization (see detail below)	942	989	995	1,076	4,002	921				921
Deferred income tax (benefit) provision	(108)	84	(87)	(608)	(719)	94				94
Asset impairments and other non-cash charges	97	(549)	(14)	546	80	(26)				(26)
Operating cash flow before working capital	1,048	1,031	1,084	1,511	4,674	1,697				1,697
Working capital changes	(535)	81	9	(48)	(493)	(688)				(688)
Other, net (a)	(8)	737	(7)	(42)	680	-				-
Operating cash flow	505	1,849	1,086	1,421	4,861	1,009				1,009

INVESTING CASH FLOW
Capital expenditures (see detail below)	(752)	(779)	(947)	(1,160)	(3,638)	(1,032)				(1,032)
Payment for purchases of assets	(19)	(358)	(683)	(4)	(1,064)	(177)				(177)
Sales of assets and equity investments, net	-	609	684	110	1,403	275				275
Changes in capital accrual	(41)	6	55	102	122	(45)				(45)
Other investing activities	140	(17)	(24)	(1)	98	8				8
Investing cash flow	(672)	(539)	(915)	(953)	(3,079)	(971)				(971)

FINANCING CASH FLOW
Cash dividends paid	(584)	(584)	(586)	(592)	(2,346)	(592)				(592)
Purchases of treasury stock	-	(6)	(6)	(13)	(25)	-				-
Proceeds from long-term debt	-	-	-	-	-	978				978
Payment of long-term debt	-	-	-	-	-	(500)				(500)
Other financing activities	12	4	9	3	28	10				10
Financing cash flow	(572)	(586)	(583)	(602)	(2,343)	(104)				(104)

Cash Flow From Discontinued Operations	-	-	-	-	-	-				-

Increase (decrease) in cash	(739)	724	(412)	(134)	(561)	(66)				(66)
Cash, cash equivalents and restricted cash - beg of period	2,233	1,494	2,218	1,806	2,233	1,672				1,672
Cash, cash equivalents and restricted cash - end of period	$1,494	$2,218	$1,806	$1,672	$1,672	$1,606				$1,606

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$593	$625	$629	$702	$2,549	$502				$502
Latin America	27	32	31	34	124	27				27
Middle East	144	148	153	151	596	208				208
Chemical	86	90	86	90	352	87				87
Midstream and Marketing	81	84	86	89	340	87				87
Corporate	11	10	10	10	41	10				10
	$942	$989	$995	$1,076	$4,002	$921				$921

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(280)	$(298)	$(439)	$(513)	$(1,530)	$(574)				$(574)
Permian EOR	(119)	(87)	(100)	(124)	(430)	(124)				(124)
Other Domestic	(1)	-	(2)	(4)	(7)	(4)				(4)
Latin America	(29)	(35)	(47)	(52)	(163)	(28)				(28)
Middle East	(148)	(135)	(143)	(161)	(587)	(174)				(174)
Exploration Drilling	(16)	(42)	(74)	(96)	(228)	(36)				(36)
Chemical	(63)	(73)	(63)	(109)	(308)	(41)				(41)
Midstream and Marketing	(65)	(89)	(68)	(62)	(284)	(44)				(44)
Corporate	(1)	(11)	(11)	(39)	(62)	(7)				(7)
GAAP external reporting	(722)	(770)	(947)	(1,160)	(3,599)	(1,032)				(1,032)
Cracker JV investment contributions	(30)	(9)	-	-	(39)	-				-
	$(752)	$(779)	$(947)	$(1,160)	$(3,638)	$(1,032)				$(1,032)

(a)  The 2017 amount represents collection of $761 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2017					2018
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177				177
Permian EOR	145	146	153	155	150	154				154
South Texas & Other	29	12	5	5	13	5				5
Total	303	296	297	319	304	336	—	—	—	336

Latin America	29	33	33	33	32	33				33

Middle East
Al Hosn	57	75	76	75	71	61				61
Dolphin	39	43	43	42	42	36				36
Oman	95	96	95	93	95	85				85
Qatar	61	58	56	59	58	58				58
Total	252	272	270	269	266	240	—	—	—	240

TOTAL REPORTED PRODUCTION	584	601	600	621	602	609	—	—	—	609

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109				109
Permian EOR	111	110	115	117	113	117				117
South Texas & Other	3	2	2	1	2	2				2
Total	192	195	199	214	200	228	—	—	—	228
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31				31
Permian EOR	24	26	28	29	27	28				28
South Texas & Other	5	2	-	-	2	-				-
Total	52	53	54	58	55	59	—	—	—	59
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222				222
Permian EOR	59	58	57	56	57	56				56
South Texas & Other	124	50	17	20	53	16				16
Total	352	286	261	279	294	294	—	—	—	294

Latin America
Oil (MBBL)	28	32	32	32	31	32				32
Natural Gas (MMCF)	8	7	7	7	7	6				6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11				11
Dolphin	7	7	7	7	7	6				6
Oman	73	72	71	70	71	64				64
Qatar	61	58	56	59	59	58				58
Total	152	151	148	150	150	139	—	—	—	139
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19				19
Dolphin	8	8	9	8	8	7				7
Total	26	32	33	32	31	26	—	—	—	26
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183				183
Dolphin	146	166	163	161	159	139				139
Oman	131	142	141	139	138	127				127
Total	444	532	533	524	508	449	—	—	—	449

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2017					2018
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	129	138	139	159	141	177				177
Permian EOR	145	146	153	155	150	154				154
Other Domestic	4	5	5	5	5	5				5
Total	278	289	297	319	296	336	—	—	—	336

Latin America	29	33	33	33	32	33				33

Middle East
Al Hosn	57	75	76	75	71	61				61
Dolphin	39	43	43	42	42	36				36
Oman	95	96	95	93	95	85				85
Qatar	61	58	56	59	58	58				58
Total	252	272	270	269	266	240	—	—	—	240

TOTAL ONGOING OPERATIONS	559	594	600	621	594	609	—	—	—	609

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	78	83	82	96	85	109				109
Permian EOR	111	110	115	117	113	117				117
Other Domestic	1	2	2	1	2	2				2
Total	190	195	199	214	200	228	—	—	—	228
NGLs (MBBL)
Permian Resources	23	25	26	29	26	31				31
Permian EOR	24	26	26	29	27	28				28
Total	47	51	52	58	53	59	—	—	—	59
Natural Gas (MMCF)
Permian Resources	169	178	187	203	184	222				222
Permian EOR	59	58	57	56	57	56				56
Other Domestic	16	18	17	20	18	16				16
Total	244	254	261	279	259	294	—	—	—	294

Latin America
Oil (MBBL)	28	32	32	32	31	32				32
Natural Gas (MMCF)	8	7	7	7	7	6				6

Middle East
Oil (MBBL)
Al Hosn	11	14	14	14	13	11				11
Dolphin	7	7	7	7	7	6				6
Oman	73	72	71	70	71	64				64
Qatar	61	58	56	59	59	58				58
Total	152	151	148	150	150	139	—	—	—	139
NGLs (MBBL)
Al Hosn	18	24	24	24	23	19				19
Dolphin	8	8	9	8	8	7				7
Total	26	32	33	32	31	26	—	—	—	26
Natural Gas (MMCF)
Al Hosn	167	224	229	224	211	183				183
Dolphin	146	166	163	161	159	139				139
Oman	131	142	141	139	138	127				127
Total	444	532	533	524	508	449	—	—	—	449

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2017					2018
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	289	297	319	296	336				336

Latin America	28	35	31	36	33	33				33

Middle East
Al Hosn	57	75	76	75	71	61				61
Dolphin	39	43	43	42	42	37				37
Oman	96	96	95	94	95	85				85
Qatar	60	58	58	58	58	58				58
Total	252	272	272	269	266	241				241

ONGOING OPERATIONS	558	596	600	624	595	610				610
Operations Sold, Exited and Exiting	25	7	-	-	8					-
TOTAL REPORTED SALES	583	603	600	624	603	610				610

REALIZED PRICES
United States
Oil ($/BBL)	$48.67	$44.94	$45.04	$52.54	$47.91	$61.03				$61.03
NGLs ($/BBL)	$23.07	$20.47	$22.99	$27.74	$23.67	$26.89				$26.89
Natural Gas ($/MCF)	$2.68	$2.23	$2.15	$2.08	$2.31	$2.06				$2.06

Latin America
Oil ($/BBL)	$48.26	$42.60	$45.54	$56.88	$48.50	$59.24				$59.24
Natural Gas ($/MCF)	$4.77	$5.18	$5.22	$5.19	$5.08	$5.68				$5.68

Middle East
Oil ($/BBL)	$49.63	$49.51	$47.84	$54.54	$50.38	$61.45				$61.45
NGLs ($/BBL)	$18.64	$16.31	$17.01	$20.33	$18.05	$21.89				$21.89

Total Worldwide
Oil ($/BBL)	$49.04	$46.55	$46.19	$53.67	$48.93	$61.04				$61.04
NGLs ($/BBL)	$21.59	$18.90	$20.73	$25.08	$21.63	$25.35				$25.35
Natural Gas ($/MCF)	$2.07	$1.81	$1.77	$1.74	$1.84	$1.82				$1.82

Index Prices
WTI Oil ($/BBL)	$51.91	$48.29	$48.21	$55.40	$50.95	$62.87				$62.87
Brent Oil ($/BBL)	$54.66	$50.92	$52.18	$61.54	$54.82	$67.18				$67.18
NYMEX Natural Gas ($/MCF)	$3.26	$3.14	$2.95	$2.99	$3.09	$2.87				$2.87

Percentage of Index Prices
Worldwide oil as a percentage of WTI	94%	96%	96%	97%	96%	97%				97%
Worldwide oil as a percentage of Brent	90%	91%	89%	87%	89%	91%				91%
Worldwide NGL as a percentage of WTI	42%	39%	43%	45%	42%	40%				40%
Worldwide NGL as a percentage of Brent	39%	37%	40%	41%	39%	38%				38%
Domestic gas as a percentage of NYMEX	82%	71%	73%	70%	75%	72%				72%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.47	$13.55	$13.23	$12.94	$13.29	$13.32				$13.32
Latin America	$14.70	$11.73	$11.83	$13.90	$12.99	$12.17				$12.17
Middle East	$10.67	$10.04	$9.03	$9.49	$9.79	$10.75				$10.75
Total Oil and Gas	$12.33	$11.86	$11.25	$11.51	$11.73	$12.24				$12.24

Taxes other than on income ($/BOE)
United States	$2.07	$2.53	$2.56	$2.69	$2.47	$3.27				$3.27
Total Oil and Gas	$1.15	$1.27	$1.29	$1.40	$1.28	$1.82				$1.82

DD&A expense ($/BOE)
United States	$21.74	$23.17	$23.06	$23.93	$22.99	$16.63				$16.63
Latin America	$10.61	$9.91	$10.81	$10.25	$10.37	$8.99				$8.99
Middle East	$6.34	$6.02	$6.11	$6.11	$6.14	$9.62				$9.62
Total Oil and Gas	$14.55	$14.67	$14.74	$15.47	$14.87	$13.44				$13.44

G&A and other operating expenses ($/BOE)	$3.65	$3.60	$3.88	$3.45	$3.65	$2.74				$2.74

Exploration Expense ($ millions)
United States	$10	$5	$6	$13	$34	$8				$8
Latin America	1	2	1	1	5	1				1
Middle East	-	1	1	41	43	6				6
	$11	$8	$8	$55	$82	$15				$15

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2017					2018
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$2	$220	$117	$139		$381
Sales price	150	(109)	13	290		235
Sales volume	(59)	25	(11)	11		(68)
Operating expenses	11	(4)	30	(40)		(11)
DD&A rate	93	(1)	7	(3)		171
Exploration expense	7	3	1	(48)		41
All others	16	(17)	(18)	32		1
Current quarter core income	$220	$117	$139	$381		$750

Chemical
Prior quarter core income	$152	$170	$230	$200		$217
Sales price	10	61	9	32		36
Sales volume / mix	43	10	(16)	(4)		(10)
Operations / manufacturing	(15)	(47)	(10)	(16)		46
All others	(20)	36	(13)	5		9
Current quarter core income	$170	$230	$200	$217		$298

Midstream and Marketing
Prior quarter core income (loss)	$(48)	$(47)	$25	$4		$129
Marketing	-	47	(19)	110		(9)
Gas plants	8	(12)	4	22		63
Pipelines	(9)	32	(8)	5		(6)
Power generation	2	1	3	(8)		1
All others	-	4	(1)	(4)		1
Current quarter core income (loss)	$(47)	$25	$4	$129		$179

Year-over-Year
Oil & Gas
Prior year core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220				$220
Sales price	717	281	193	348	1,539	410				410
Sales volume	(15)	(56)	(41)	(44)	(156)	(25)				(25)
Operating expenses	(52)	(57)	(15)	(3)	(127)	(24)				(24)
DD&A rate	86	88	95	102	371	175				175
Exploration expense	(2)	18	2	(38)	(20)	(4)				(4)
All others	(6)	(40)	(46)	14	(78)	(2)				(2)
Current quarter core income	$220	$117	$139	$381	$857	$750				$750

Chemical
Prior year core income	$126	$88	$117	$152	$483	$170				$170
Sales price	126	137	109	104	476	135				135
Sales volume / mix	26	54	(12)	16	84	(33)				(33)
Operations / manufacturing	(101)	(90)	(32)	(62)	(285)	(12)				(12)
All others	(7)	41	18	7	59	38				38
Current quarter core income	$170	$230	$200	$217	$817	$298				$298

Midstream and Marketing
Prior year core (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)				$(47)
Marketing	24	62	4	132	222	129				129
Gas plants	13	(5)	9	23	40	77				77
Pipelines	13	22	9	21	65	23				23
Power generation	-	(1)	(4)	(2)	(7)	(3)				(3)
All others	(2)	5	6	3	12	-				-
Current quarter core income (loss)	$(47)	$25	$4	$129	$111	$179				$179